SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report: December 8, 1999
(Date of earliest event reported)


                         NationsLink Funding Corporation
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             (Exact name of registrant as specified in its charter)

         Delaware                   333-66805                 56-1950039
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)



Bank of America Corporate Center, 100 North Tryon Street, Charlotte, NC  28255
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            (Address of principal executive offices)                  (Zip Code)



      Registrant's telephone number, including area code: (704) 386-2400


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

                       Item 601(a) of
                       Regulation S-K
    Exhibit No.            Exhibit No.                 Description
    -----------            -----------                 -----------
         1                    4           Second  Amended and  Restated  Pooling
                                          and  Servicing  Agreement.  (Corrected
                                          copy; this agreement replaces,  in its
                                          entirety,  all of the agreement  filed
                                          on  December  8,  1999  under  Item 7,
                                          Exhibit 4,  pursuant to Form 8-K dated
                                          December 8, 1999.)

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   NATIONSLINK FUNDING CORPORATION


                                   By: /s/ James E. Naumann
                                       ---------------------------------
                                       Name:  James E. Naumann
                                       Title: Senior Vice President

Date:  December 23, 1999